UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In its Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2022, February 28, 2022 and March 21, 2022 (the “Initial Reports”), The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), reported that it completed the acquisition of the First Closing Properties, the Second Closing Properties and the Third Closing Properties, as defined and described in the Initial Reports. This Current Report on Form 8-K/A amends and supplements the Initial Reports to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Reports.

Item 8.01 Other Events

As previously disclosed, on December 17, 2021, the Company and its subsidiary, The Necessity Retail REIT Operating Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into a definitive purchase and sale agreement (the “PSA”) to acquire, in the aggregate, 81 properties (together, the “CIM Portfolio”), from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) for approximately $1.3 billion. The CIM Portfolio consists of 79 power centers and grocery-anchored multi-tenant retail centers, two single-tenant retail properties and a detention pond parcel, located across 27 states and aggregating approximately 9.5 million square feet. As previously reported on the Initial Reports, the Company has acquired 56 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of $801.1 million, excluding closing costs. The Company expects to complete the acquisition of the remaining properties in the CIM Portfolio in the second quarter of 2022.

The Company is filing this Current Report on Form 8-K/A to provide the following financial information with respect to the CIM Portfolio, the partial acquisition of which has already occurred, and the remainder of which is “probable”: (1) the Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the year ended December 31, 2021 attached hereto as Exhibit 99.1, and (2) the Unaudited Pro Forma Consolidated Financial Statements of the Company as of and for the year ended December 31, 2021, giving effect to the acquired properties and the properties to be acquired of the CIM Portfolio, attached hereto as Exhibit 99.2. The Unaudited Pro Forma Consolidated Financial Statements of the Company have been prepared on the basis of certain assumptions and estimates described in the notes thereto and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the Company would have been had the CIM Portfolio been acquired on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the Company as of or for any future date or period. Additionally, the acquisition accounting used in preparing the pro forma adjustments included in the Unaudited Pro Forma Consolidated Financial Statements are preliminary, and accordingly, the pro forma adjustments may be revised as additional information becomes available and as additional analyses are performed. Differences between these preliminary analyses and the final acquisition accounting will likely occur, and these differences could have a material impact on the Unaudited Pro Forma Consolidated Financial Statements and the Company's future results of operations and financial position giving effect to the acquisition of the CIM Portfolio. For further information, see Exhibit 99.2.

The statements contained in this Current Report on Form 8-K/A that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “seek,” “may,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants and the global economy and financial markets as well as those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. In particular, the PSA is subject to closing conditions, including conditions that are outside of the Company’s control, and the transactions may not be completed on the contemplated terms, or at all, or may be delayed. The Company may not be able to obtain financing of the transactions on favorable terms, or at all. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Acquired Properties and Properties to be Acquired.

The following financial statements for the CIM Portfolio are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the year ended December 31, 2021

(b) Pro Forma Financial Information.

The following pro forma financial information for the Company is attached as Exhibit 99.2 and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2021
•	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2021
•	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Combined Statements of Revenues and Certain Expenses of the CIM Portfolio

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: April 8, 2022	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President